Exhibit 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 15, 2001 included in the Franklin Electronic Publishers, Inc. Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this Form S-8 registration statement.


                                        /s/ RADIN, GLASS & CO., LLP

August 20, 2001


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